SUPPLEMENT
                                      dated
                                December 11, 2002

                                     to the

             USAA Life Insurance Company Variable Annuity Prospectus
                                Dated May 1, 2002

                                     and the

USAA Life Insurance Company Variable Universal Life Insurance Policy Prospectus
                                Dated May 1, 2002


The prospectuses for the Vanguard variable fund accounts have been updated. Please disregard the prospectuses included with the USAA Life Insurance Company Variable Annuity prospectus, dated May 1, 2002 (the "VA Prospectus") and the USAA Life Insurance Company Variable Universal Life Insurance Policy prospectus dated May 1, 2002 (the "VUL Prospectus"). Please refer to the Vanguard prospectuses which separately accompany the VA Prospectus and VUL Prospectus for current information.


The following information amends the "Annual Expenses of the Funds" table located on page 10/10A of the VA Prospectus, and the "Fund Fees and Other Expenses" table located on page 12/12A of the VUL Prospectus.

On December 4, 2002, USAA Life Insurance Company (the "Company") gave more than 120 days advance notice to the USAA Life Investment Trust and USAA Investment Management Company terminating its current expense reimbursement agreement with respect to the USAA Life Growth and Income, Life Aggressive Growth, Life World Growth, Life Diversified Assets, and Life Income Funds. The annual expenses of USAA Life Growth and Income, Life Aggressive Growth, Life World Growth, Life Diversified Assets, and Life Income Funds will be subject to new caps at .60%, ..95%, .95%, .75%, and .65%, respectively, effective May 1, 2003. Absent the Company's agreement to reimburse these expenses, the total Fund annual expenses of the Funds for the 2001 fiscal year would have been: .42%, 1.03%, 1.11%, .59%, and .85%, respectively.








               Please Retain This Supplement For Future Reference